Note 14 - Earnings Per Share	12 Months Ended
Jan. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 14 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

Year Ended	January 31, 2015	January 31, 2014	January 31, 2013

Net income for purposes of calculating basic and diluted earnings per share	15,059	9,612	15,996
Weighted average shares outstanding	70,559	62,841	62,556
Dilutive effect of employee stock options	665	1,258	1,279
Dilutive effect of restricted and performance share units	360	271	25
Weighted average common and common equivalent shares outstanding	71,584	64,370	63,860
Earnings per share
Basic	0.21	0.15	0.26
Diluted	0.21	0.15	0.25

For the years ended January 31, 2015, 2014 and 2013, respectively, nil, nil and 40,000 options were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive. Additionally, for 2015, 2014 and 2013, respectively, the application of the treasury stock method excluded 215,000, nil and 7,500 options from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such options that are attributed to future service periods made such options anti-dilutive.